SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: August 26, 2021

Actua Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Suite 826, Wayne PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2021, Mr. David J. Berkman and Mr. Thomas A. Decker resigned from the Board of Directors (the “Board”) of Actua Corporation (the “Company”) effective August 27, 2021. These resignations were made in light of the Company’s desire to reduce costs as the Company continues to wind down its operations.

Item 8.01	Other Events.

Liquidating Distribution

On August 26, 2021, the Board approved a liquidating distribution of $0.04 per share to the Company’s stockholders of record as of the close of business on September 7, 2021 (the “Record Date”) in accordance with the Company’s previously announced Plan of Dissolution (the “Plan of Liquidation”) (such distribution, the “Liquidating Distribution”). As previously announced, in accordance with the Plan of Liquidation, the Company’s stock transfer books were closed at the close of business on April 19, 2018 (the “Effective Time”), and no transfers of the Company’s common stock were recorded after the Effective Time except for transfers by will, intestate succession or operation of law and transfers initiated prior to the Effective Time that settled after the Effective Time. Payment of the Liquidating Distribution will be made on September 10, 2021.

The Company intends to make one or more additional liquidating distributions to its stockholders, if and when cash becomes available for distribution, however, the Company cannot predict with certainty whether any additional liquidating distributions will be made.

On September 1, 2021, the Company issued a press release announcing the approval of the Liquidating Distribution. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Legal Notice Regarding Forward-Looking Statements

The statements contained in this Form 8-K that are not historical facts are “forward looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: “estimates,” “projects,” “anticipates,” “expects,” “intends,” “believes,” “plans,” “forecasts” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties, including statements reported in this Form 8-K regarding the timing and amount of the Liquidating Distribution and future liquidating distributions, if any. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the Company’s failure to effectuate the Liquidating Distribution in a timely manner or at all, the Company’s ability to monetize or otherwise dispose of its remaining non-cash assets in a timely manner or at all, the Company’s ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors, and costs associated with implementing and the time required to implement the Plan of Liquidation. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release of Actua Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: September 1, 2021	By:	/s/ R. Kirk Morgan
	Name:	R. Kirk Morgan
	Title:	Chief Financial Officer